SEASONS SERIES TRUST
Supplement to the Prospectus Dated July 28, 2010
Effective April 1, 2011, in the section titled “PORTFOLIO SUMMARY: FOCUS GROWTH PORTFOLIO,” under the heading “Investment Adviser,” the portfolio manager disclosure for SunAmerica Asset Management Corp. (“SAAMCo”) is deleted in its entirety and replaced with the following:

	Portfolio Manager
	of the Portfolio
Name	Since	Title
Daniel Lew, CFA	2011	Senior Vice President and Portfolio Manager
In the section titled “MANAGEMENT,” under the heading “Information about the Investment Adviser’s Management of Certain Portfolios,” the portfolio management disclosure for SAAMCo is deleted in its entirely and replaced with the following:
The Focus Growth Portfolio is managed in part by Daniel Lew. Mr. Lew joined SAAMCo in 2005 and is currently a Senior Vice President and Portfolio Manager. Mr. Lew has over 25 years experience in the investment industry, focusing the last 13 years on the small-cap value category. Mr. Lew holds the Chartered Financial Analyst designation.
Dated: April 1, 2011
Version: Combined Master

SEASONS SERIES TRUST
Supplement to the Statement of Additional Information
Dated July 28, 2010
Effective April 1, 2011, under the heading PORTFOLIO MANAGERS, under the section Other Accounts, in regard to SunAmerica Asset Management Corp.. (“SAAMCo”) references to John Massey are deleted in their entirety. The chart should be supplemented with the following:

Other Accounts
(As of March 31, 2010)
		Registered Investment		Pooled Investment
		Companies		Vehicles		Other Accounts
Advisers/		No. of	Assets	No. of	Total Assets	No. of	Total Assets
Subadviser	Portfolio Managers	Accounts	(in $ millions)	Accounts	(in $millions)	Accounts	(in $millions)
SAAMCo	Lew, Daniel	3	$301.2	—	—	—	—
Dated: April 1, 2011